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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                _________________



                                    FORM 8-K

                                _________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                  July 11, 2000
                                 Date of Report



                                  T REIT, INC.
             (Exact name of registrant as specified in its charter)


         Virginia                     333-77229                  52-2140299
----------------------------     --------------------       -------------------
(State or other jurisdiction    (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              1551 N. Tustin Avenue
                                    Suite 650
                           Santa Ana, California 92705
                    (Address of principal executive offices)



                                 (877) 888-7348
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     T REIT, Inc. (the "Company") was notified on July 11, 2000, by Haskell & White, LLP, its independent accountant, that it has resigned as the Company's independent accountant. Haskell & White provided an independent auditors report on the balance sheet of the Company dated as of December 31, 1999, and such independent auditor's report is included in the Company's registration statement on Form S-11 declared effective by the Securities and Exchange Commission on February 22, 2000 (the "Registration Statement"). Haskell & White's report on that balance sheet did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company does not have, and has not had, any disagreements with Haskell & White on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. In addition, Haskell & White has informed the Company in writing that Haskell & White did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Haskell & White has provided to the Company a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter, dated as of July 31, 2000, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

     The Company has not yet engaged a new independent accounting firm, but it is in the process of interviewing candidates.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are required by Item 601 of Regulation S-K and are listed below:

     Exhibit No.        Description of Exhibit
     -----------        ----------------------

       16.1             Letter from Independent Public Accountants pursuant to
                        Item 304(a)(3) of Regulation S-K.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              T REIT, INC.


Date:  August 1, 2000         By:  /s/ Anthony W. Thompson
                                ----------------------------------
                              Anthony W. Thompson
                              President and Chief Executive Officer
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                                  Exhibit Index
                                  -------------


     Exhibit No.        Description of Exhibit
     -----------        ----------------------

       16.1             Letter from Independent Public Accountants pursuant to
                        Item 304(a)(3) of Regulation S-K.